Wilshire Variable Insurance Trust	SUMMARY PROSPECTUS MAY 1, 2010
International Equity Fund
Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks.  The Fund’s Prospectus and Statement of Additional Information (SAI), both dated May 1, 2010, are incorporated by reference into this Summary Prospectus.  For free paper or electronic copies of the Fund’s Prospectus and other information about the Fund, go to http://www.efinancialdocs.com/bowne-prospectuses/ProspectusList?action=annuity, email a request to Wilshirefunds@seic.com, call (888) 200-6796, or ask any financial advisor, bank or broker-dealer who offers shares of the Fund.

Investment Objective

The International Equity Fund (the “Fund”) seeks long-term growth of capital primarily through diversified holdings of marketable foreign equity investments.

Fees and Expenses of the International Equity Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the International Equity Fund. The table below does not reflect expenses that apply to separate accounts or related annuity contracts, and if such expenses were reflected, fees would be higher.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees	1.00%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.59%
Total Annual Fund Operating Expenses	1.84%

Example: This example is intended to help you compare the cost of investing in the International Equity Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the International Equity Fund’s operating expenses remain the same. The example does not reflect expenses that apply to separate accounts or related annuity contracts, and if such expenses were reflected, fees would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$ 187	$ 579	$ 995	$2,159

Portfolio Turnover

The International Equity Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the International Equity Fund’s performance. During the most recent fiscal year, the International Equity Fund’s portfolio turnover rate was 29% of the average value of its portfolio.

Principal Investment Strategies

The International Equity Fund invests, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities. The International Equity Fund invests in companies, wherever organized, which do business primarily outside the United States. The International Equity Fund intends to diversify investments among several countries and to have represented in its holdings business activities in not less than three different countries. The International Equity Fund invests primarily in equity securities of established companies that the sub-advisers believe have favorable characteristics and that are listed on foreign exchanges. The International Equity Fund may also invest in fixed-income securities of foreign governments and companies.

The International Equity Fund uses a multi-manager strategy with sub-advisers who may employ different strategies. PanAgora Asset Management, Inc. (“PanAgora”) and Thomas White  International Ltd. (“Thomas White”) each manage a portion of the International Equity Fund’s portfolio. PanAgora’s international equity strategy seeks to reproduce the total return of the MSCI EAFE Index. Thomas White employs a value strategy with respect to its portion of the International Equity Fund.

WIL-SM-011-0100

Principal Risks

You may lose money by investing in the International Equity Fund. In addition, investing in the International Equity Fund involves the following principal risks:

Foreign Investment Risk. Foreign investments often involve risks such as political instability, differences in financial reporting standards and less stringent regulation of securities markets. These risks are magnified in less-established, emerging markets.

Equity Risk. A principal risk of investing in the International Equity Fund is equity risk. This is the risk that the prices of stocks held by the International Equity Fund will change due to general market and economic conditions, perceptions regarding the industries in which the companies participate, and each company’s particular circumstances. Equity investments, including common stocks, tend to be more volatile than bonds and money market instruments. The value of the International Equity Fund’s shares will go up and down due to movement in the collective returns of the individual securities held by the International Equity Fund. Because common stocks are subordinate to preferred stocks in a company’s capital structure, in a company liquidation, the claims of secured and unsecured creditors and owners of bonds and preferred stocks take precedence over the claims of common stock shareholders.

Currency Risk. Non-U.S. dollar-denominated securities are subject to fluctuations in the exchange rates between the U.S. dollar and foreign currencies which may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments, and may widen any losses.

Small Cap Risk. Small-cap companies may lack the management experience, financial resources, product diversity and competitive strengths of larger companies, and may be traded less frequently. These companies may be in the developmental stage or may be older companies undergoing significant changes. Small-cap companies may also be subject to greater business risks and more sensitive to changes in economic conditions than larger more established companies. As a result, the prices of small-cap companies may rise and fall more sharply.

Market Risk. For equity securities, stock market movements will affect the International Equity Fund’s share price on a daily basis. Declines in value are possible because of declines in the stock market in general or because of a decline in the specific securities held by the International Equity Fund. There is also the possibility that the price of the security will fall because the market perceives that there is or will be a deterioration in the fundamental value of the issuer or poor earnings performance by the issuer. Market risk may affect a single company, industry, sector or the market as a whole. For debt securities, the market value of a security may move up and down, sometimes rapidly and unpredictably. Market risk may affect a single issuer, an industry, a sector or the bond market as a whole.

Portfolio Strategy Risk. The investment performance of the International Equity Fund is in part dependent upon a sub-adviser’s skill in making appropriate investments. To the extent that the International Equity Fund’s investments differ from the portfolio represented by the benchmark, there exists the potential for volatility of the return of the International Equity Fund relative to its index. As the industry and sector composition of the market or index changes over time, the implementation of the International Equity Fund’s strategy can lead to substantial differences in the sector or industry allocation of the International Equity Fund relative to the market or index.

Multi-Managed Fund Risk. The International Equity Fund is a multi-managed fund with multiple sub-advisers who employ different strategies. As a result, the International Equity Fund may have buy and sell transactions in the same security on the same day.

Asset Allocation Risk. Although asset allocation among different asset categories and investment strategies generally reduces risk and exposure to any one category or strategy, the risk remains that the Adviser may favor an asset category or investment strategy that performs poorly relative to other asset categories and investment strategies.

Investment Style Risk. During certain market conditions, a fund with a more specific investment style (such as value or growth) may perform less well than a fund that allows greater flexibility in the investment of assets.

Performance

The information below provides an illustration of how the International Equity Fund’s performance has varied over time. The bar chart and table provide some indication of the risks of investing in the International Equity Fund by showing the changes in the Fund’s investment performance from year to year during the periods indicated and by showing how the average annual total returns for the one-, five- and ten-year periods compare with a broad-based securities market index. The total return figures do not reflect expenses that apply to the separate account or related annuity contracts. The inclusion of these charges would reduce the total return figures for all periods shown. The International Equity Fund’s past investment performance does not necessarily indicate how it will perform in the future. Updated performance information is available though your insurance company’s website.

Calendar Year Returns

During the periods shown in the bar chart, the highest return for a quarter was 24.58% (quarter ended 06/30/09) and the lowest return for a quarter was -22.22% (quarter ended 09/30/02).

Average Annual Total Returns
(periods ended December 31, 2009)
	1 year	5 years	10 years
International Equity Fund	31.02%	1.78%	-2.60%
MSCI EAFE Index (reflects no deduction for fees, expenses or taxes)	31.78%	3.54%	1.17%

Management

Adviser

Wilshire Associates Incorporated

Sub-Advisers and Portfolio Managers

PanAgora

William Zink, Portfolio Manager of the International Equity Fund. Mr. Zink has served as Portfolio Manager since 2006.

David Liddell, Portfolio Manager of the International Equity Fund. Mr. Liddell has served as Portfolio Manager since 2009.

Randall Yarlas, Portfolio Manager of the International Equity Fund. Mr. Yarlas has served as Portfolio Manager since 2006.

Anthony Troilo, Portfolio Manager of the International Equity Fund. Mr. Troilo has served as Portfolio Manager since 2006.

Thomas White

Thomas S. White, Jr., Co-Founder, President and Chief Investment Officer of Thomas White and Portfolio Manager of the International Equity Fund. Mr. White has served as Portfolio Manager since 2007.

Douglas M. Jackman, CFA, Executive Vice President and Senior Research Officer of Thomas White and Portfolio Manager of the International Equity Fund. Mr. Jackman has served as Portfolio Manager since 2007.

Wei Li, Ph.D, CFA, Executive Vice President and Research Officer of Thomas White and Portfolio Manager of the International Equity Fund. Dr. Li has served as Portfolio Manager since 2007.

Jinwen Zhang, Ph.D, CFA, Senior Vice President and Research Officer of Thomas White and Portfolio Manager of the International Equity Fund. Dr. Zhang has served as Portfolio Manager since 2007.

Tax Information

While the Fund expects to make distributions of income and/or capital gains, if any, annually, individual investors do not own shares of the Fund directly. Rather shares of the Fund are sold through separate accounts of the insurance company from which an investor has purchased a variable annuity, variable life insurance contract, and/or retirement plan. An investor should refer to the prospectus for the variable annuity or variable life insurance contract or to the retirement plan documents for tax information regarding those products.

Financial Intermediary Compensation

Shares of the Fund are only sold to insurance company separate accounts. The Fund or its distributor may pay the insurance companies (or their affiliates) or other financial intermediaries for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the insurance companies (or their affiliates) or other financial intermediaries to recommend the Fund over another investment. Please contact your insurance company for more information.

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